UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 20, 2024
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed in the Current Report on Form 8-K filed by Sila Realty Trust, Inc. (the "Company") on March 26, 2024: (1) on March 20, 2024, the Company notified Robert R. Labenski, its former Chief Accounting Officer, of the termination of his employment, effective immediately, and (2) on March 25, 2024, the Company notified Jon C. Sajeski, its former Chief Investment Officer, of the termination of his employment, effective immediately.
In connection with his termination from the Company, Mr. Labenski subsequently executed a general release of claims against the Company in exchange for certain benefits in accordance with the Company’s Severance Plan, including: (a) the sum of (i) a cash severance payment equal to the product of his base salary and target annual bonus, and a severance multiple of 1.5 and (ii) his target annual bonus for 2024 prorated for the portion of the year he was employed; (b) full and immediate vesting of his time-based equity incentive awards; (c) immediate vesting of a pro-rated portion of his performance-based equity incentive awards; and (d) a cash payment relating to dividends on his vested performance-based equity incentive awards. Among other things, Mr. Labenski is subject to certain non-solicitation and non-competition covenants for a period of twenty-four months following the termination of his employment.
In connection with the end of his employment with the Company, Mr. Sajeski subsequently executed a general release of claims against the Company in exchange for certain benefits in accordance with the Company’s Severance Plan, including: (a) the sum of (i) a cash severance payment equal to the product of his base salary and target annual bonus, and a severance multiple of 1.5 and (ii) his target annual bonus for 2024 prorated for the portion of the year he was employed; (b) full and immediate vesting of his time-based equity incentive awards; (c) immediate vesting of a pro-rated portion of his performance-based equity incentive awards; and (d) a cash payment relating to dividends on his vested performance-based equity incentive awards. Among other things, Mr. Sajeski is subject to certain non-solicitation and non-competition covenants for a period of eighteen months following the end of his employment.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: April 9, 2024	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer